Securities America
Financial Corporation
Condensed Consolidated Financial Statements
For the Nine Months Ended September 30, 2011 and 2010

Securities America Financial Corporation
Index

Page(s)
Condensed Consolidated Financial Statements

Condensed Consolidated Statements of Financial Condition	2

Condensed Consolidated Statements of Operations	3

Condensed Consolidated Statements of Stockholder’s Equity	4

Condensed Consolidated Statements of Cash Flows	5

Notes to Condensed Consolidated Financial Statements	6–15

Securities America Financial Corporation
Condensed Consolidated Statements of Financial Condition

	September 30,	December 31,
	2011	2010
Assets	(Unaudited)
Cash and cash equivalents	$24,548,495	$5,186,798
Cash, segregated under federal and other regulations	78,765	72,979
Securities owned, at market value	196,744	15,094,604
Receivable from clearing brokers	8,119,066	9,372,454
Other receivables	8,574,357	10,778,326
Fixed assets (net of accumulated depreciation of $32,351,774 and $29,581,982, respectively)	14,960,926	15,448,992
Intangible assets (net of accumulated amortization of $1,995,656 and $2,015,425, respectively)	7,954,344	7,934,575
Goodwill	48,057,569	48,057,569
Notes receivable (net of allowance of $526,500 and $749,830 respectively)	23,472,710	15,990,641
Due from affiliated parties	328,235	3,181,180
Deferred income taxes	7,136,884	61,339,156
Other assets (net of allowance of $430,000 and $219,000, respectively)	20,647,125	27,156,493
Total assets	$164,075,220	$219,613,767

Liabilities and Stockholder's Equity
Liabilities:
Securities sold, not yet purchased, at market value	$10,477	$75,892
Accrued compensation	3,956,583	5,168,298
Commissions and fees payable	14,381,724	17,102,376
Due to clearing brokers	1,897,205	1,597,319
Accounts payable and accrued liabilities	22,311,921	31,929,942
Deferred income	77,922	812,111
Special reserves	9,481,664	138,789,106
Due to affiliated parties	132,592,141	5,654,167
Total liabilities	184,709,637	201,129,211

Stockholder's Equity
Common stock	5,064	5,064
Treasury stock	(76,057)	(76,057)
Additional paid-in capital	125,223,997	115,223,997
Dividends paid	(47,159,430)	-
Accumulated deficit	(98,627,991)	(96,668,448)
Total stockholder's equity	(20,634,417)	18,484,556
Total liabilities and stockholder's equity	$164,075,220	$219,613,767

The accompanying notes are an integral part of these condensed consolidated financial statements.

Securities America Financial Corporation
Condensed Consolidated Statements of Operations
For the Nine Months Ended September 30, 2011 and 2010
(Unaudited)

	Nine Months Ended September 30,
	2011	2010
Revenues:
Commission revenue	$174,815,724	$183,495,028
Advisory fees revenue	132,946,637	121,722,427
Principal transactions, net	345	(84,601)
Interest and dividends	2,583,570	3,174,744
Other income	32,027,850	33,187,767
Total revenues	342,374,126	341,495,365

Expenses:
Commissions and fees	274,566,488	273,350,671
Compensation and benefits	22,303,643	21,939,276
Non-cash compensation	693,296	615,744
Brokerage, communications and clearance	4,603,527	4,408,398
Rent and occupancy, net of sublease	3,081,121	3,061,366
Professional services	8,239,980	5,846,360
Legal settlements	30,440	326,746
Interest expense	341,113	47,446
Depreciation and amortization	4,005,237	5,027,554
Other expenses	22,682,704	23,345,080
Total expenses	340,547,549	337,968,641

Income before income taxes	1,826,577	3,526,724

Income tax expense	3,786,120	912,491
Net (loss) income	$(1,959,543)	$2,614,233

The accompanying notes are an integral part of these condensed consolidated financial statements.

Securities America Financial Corporation
Condensed Consolidated Statements of Stockholder's Equity
For the Nine Months Ended September 30, 2011
(Unaudited)

	Common Stock	Treasury Stock	Additional Paid-In Capital	Dividends Paid	Accumulated Deficit	Total Stockholder’s Equity

Balance at December 31, 2010	$5,064	$(76,057)	$115,223,997	$-	$(96,668,448)	$18,484,556

Net loss					(1,959,543)	(1,959,543)

Dividends paid				(47,159,430)		(47,159,430)

Additional paid-in capital			10,000,000			10,000,000

Balance at September 30, 2011	$5,064	$(76,057)	$125,223,997	$(47,159,430)	$(98,627,991)	$(20,634,417)

The accompanying notes are an integral part of these condensed consolidated financial statements.

Securities America Financial Corporation
Condensed Consolidated Statements of Cash Flows
For the Nine Months Ended September 30, 2011 and 2010
(Unaudited)

	Nine months ended September 30,
	2011	2010
Cash flows from operating activities:
Net (loss) income	$(1,959,543)	$2,614,233
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Deferred income taxes	7,042,842	1,927,788
Depreciation and amortization expense	4,005,237	5,027,554
Change in Assets and Liabilities:
Cash – segregated under federal and other regulations	(5,786)	(1,557)
Securities owned	14,897,860	2,889,519
Receivables from clearing brokers	1,253,388	(110,501)
Other receivables, net	2,203,969	(1,562,676)
Notes receivable, net	(7,482,069)	2,310,170
Due from affiliated parties	2,852,945	(1,948,083)
Income tax receivable	-	(2,679,904)
Other assets	6,509,368	(205,015)
Securities sold, not yet purchased	(65,415)	(3,699)
Accrued compensation	(1,211,715)	(99,373)
Commissions and fees payable	(2,720,652)	2,315,008
Accounts payable and accrued liabilities	(9,618,021)	(360,230)
Due to clearing brokers	299,886	352,244
Special reserves	(6,307,442)	(42,961)
Deferred income	(734,189)	(484,801)
Due to affiliated parties	3,937,974	2,803,864
Net cash provided by operating activities	12,898,637	12,741,580

Cash flows from investing activities:
Investment in fixed assets	(3,536,940)	(3,104,600)
Net cash used in investing activities	(3,536,940)	(3,104,600)

Cash flows from financing activities:
Line of credit repayment	-	(11,500,000)
Capital contribution from Parent	10,000,000	20,996
Net cash provided by (used in) financing activities	10,000,000	(11,479,004)

Net increase (decrease) in cash and cash equivalents	19,361,697	(1,842,024)
Cash and cash equivalents at beginning of period	5,186,798	10,589,404
Cash and cash equivalents at end of period	$24,548,495	$8,747,380

Cash paid for interest during the period	$48,760	$45,571
Cash paid for taxes during the period	-	2,534,774

Non-cash transactions:
Deferred tax asset given to Parent as a dividend-in-kind	$47,159,430	$-
Special reserves paid by Parent	123,000,000	-

The accompanying notes are an integral part of these condensed consolidated financial statements.

Securities America Financial Corporation
Notes to Condensed Consolidated Financial Statements
September 30, 2011 and December 31, 2010
(Unaudited)

1. Summary of Significant Accounting Policies

Description of Business and Principles of Consolidation

The condensed consolidated financial statements include the accounts of Securities America Financial Corporation (“SAFC”) and its wholly owned subsidiaries, Securities America, Inc. (“SAI”), Securities America Advisors, Inc. (“SAA”) and Brecek & Young Advisors, Inc. (“BYA”) (collectively, the “Company”).  SAFC is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial” or the “Parent”).  In the fourth quarter of 2011, SAFC was sold by Ameriprise Financial to Ladenburg Thalmann Financial Services Inc. (“Ladenburg Thalmann”). See Note 10.

In addition, as discussed in Note 6, in connection with a deferred compensation program, the Company has purchased certain variable life insurance policies with cash surrender values which are held in a Rabbi Trust.  The assets of the Rabbi Trust have been consolidated and are reflected on the accompanying condensed consolidated statements of financial condition.

The Company is a La Vista, Nebraska-based corporation and markets and distributes financial products nationally to the general public in three major areas:

•
Securities Brokerage and Distribution Services – Provided through a network of independent contractor financial advisors affiliated with SAI.  SAI is a registered broker-dealer subject to regulation by the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Securities and Exchange Commission (“SEC”), and state securities departments.  SAI derives a majority of its revenues from commission income from the brokerage of securities, most of which is paid as commission expense to independent contractor-brokers as compensation for initiating securities trades.  Service fees collected from independent contractor-brokers for the processing of securities trades and for administrative and compliance services provided by SAI also represent a significant source of the Company’s revenue.  Securities transactions are executed and cleared through unaffiliated brokerage firms, National Financial Services LLC and Pershing LLC (the “clearing brokers”).

•
Investment Advisory and Counseling Services – Provided through a network of independent contractor financial advisors affiliated with SAA, an investment advisor registered with the SEC.  SAA derives its revenues from fee-based asset management support for services provided to registered independent contractor representatives of the Company that are charging a fee for managing their clients’ assets.  The Company also derives revenues from third-party money manager activity through BYA, an investment advisor registered with the SEC.  BYA derives its revenues by charging asset-based fees for managing clients’ money.

•
Insurance Products – Marketed through a network of independent contractor insurance agents.  Revenues for these services consist principally of commission income, most of which is paid to independent agents as commission expense as compensation for the sale of insurance products.

All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”), management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent.  Actual results could differ from those estimates.

Securities America Financial Corporation
Notes to Condensed Consolidated Financial Statements
September 30, 2011 and December 31, 2010
(Unaudited)

Cash and Cash Equivalents

Cash represents cash at banks and on deposit with the Company’s clearing brokers.  The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Financial Instruments

Substantially all of the Company’s financial instruments are carried at fair value or amounts approximating fair value, except for notes receivable (see Note 2).  Assets, including cash and cash equivalents, and certain receivables are carried at fair value or contracted amounts which approximate fair value.  Similarly, liabilities, including accrued liabilities and payables are carried at fair value or contracted amounts approximating fair value.  Securities owned and securities sold, not yet purchased are carried on the consolidated statements of financial condition at fair value, with unrealized gains or losses reflected in the consolidated statements of operations.

Long-Lived Assets

The Company reviews goodwill and intangible assets for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  In such cases, the estimated fair value of goodwill or intangible assets is determined using various analytical techniques.

Should such an assessment indicate that the value of goodwill or intangible assets is impaired, an impairment loss is recognized for the difference between the carrying value of the asset and its estimated fair value.  There were no impairments recognized during the periods ending September 30, 2011 and December 31, 2010.

Intangible assets are amortized on a straight-line basis over their estimated lives which range from four to twenty years.

Notes Receivable - Independent Contractor Financial Advisors

From time to time, the Company may make loans to its independent contractor financial advisors, including to newly recruited brokers to assist in the transition process.  See Note 2 for further discussion.

Management estimates an allowance for doubtful accounts to reserve for probable losses from notes receivable and other receivables from independent contractor financial advisors.  Management continually evaluates receivables for collectability and possible write-off by examining the facts and circumstances surrounding each receivable where a loss is deemed possible.

Internal Use Software

Costs of developing software are capitalized at the point technological feasibility has been established.  Once the technology is functional, such costs are amortized using the straight-line method over the estimated useful lives.  As of September 30, 2011 and December 31, 2010, net capitalized software development costs of $5,870,639 and $5,857,179, respectively, are reflected in fixed assets on the condensed consolidated statements of financial condition.

Securities America Financial Corporation
Notes to Condensed Consolidated Financial Statements
September 30, 2011 and December 31, 2010
(Unaudited)

Furniture, Equipment and Leasehold Improvements

Furniture and equipment are recorded at cost and depreciated on a straight-line basis over the estimated useful lives of the assets, which range from three to ten years.  Leasehold improvements are amortized on a straight-line basis over the shorter of their useful estimated lives or the lives of the leases.

Revenue and Expense Recognition and Securities Transactions

The Company derives a majority of its revenues from commission income from the sale of securities and from investment advisory fees, most of which are paid as expense to independent contractor financial advisors as compensation.  Service fees result from amounts collected from independent contractor financial advisors for the processing of securities trades and from amounts collected for administrative and compliance services provided to independent contractor financial advisors.

Commission revenues and expenses related to customer securities transactions are recognized on a trade-date basis.  Customer securities transactions executed, but unsettled, are reflected in other receivables, net, and commissions and fees payable.  Securities transactions of the Company are recorded on a trade-date basis.  Securities owned are valued at quoted market values.  Securities not readily marketable require the Company to estimate the value of the securities using the best information available.  The resulting difference between cost and fair value is included in principal transactions, net in the condensed consolidated statements of operations.

The Company has agreed to indemnify the clearing brokers for losses that they may sustain from customer accounts introduced by the Company.  At September 30, 2011 and December 31, 2010, there were no amounts to be indemnified to the clearing brokers for customer accounts.

Investment advisory fees, service fees and other revenues are recorded as revenue in the period that the related services are provided.

Employee Compensation and Benefits

Employee compensation and benefits are recognized as expenses in the period incurred. As discussed in Note 6, the Company has a deferred compensation plan which allows certain members of management and qualified, independent contractor-brokers to defer a portion of their compensation and commissions.  Participants can elect various distribution options, but must be in the plan for five years before any distributions can be made.  The Company has purchased variable life insurance contracts with cash surrender values that are designed to replicate the gains and losses of the deferred compensation liability and are held in a condensed consolidated Rabbi Trust.  The cash surrender value of the life insurance contracts is included in other assets in the accompanying condensed consolidated statements of financial condition.  The amounts due to employees are included in other liabilities.  Changes in the value of the assets or liabilities are recognized in the condensed consolidated statements of operations.

Income Taxes

The Company accounts for income taxes using the asset and liability method.  Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using currently enacted tax rates in effect in the years in which those temporary differences are expected to be recovered or settled.  Under the asset and liability method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

Under the accounting guidance related to income taxes, the recognition of a benefit from a tax position requires that management determine whether such tax position is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  If this threshold is met, the tax benefit is then measured and recognized at the largest amount that is greater than 50% likely of being realized upon settlement.

Securities America Financial Corporation
Notes to Condensed Consolidated Financial Statements
September 30, 2011 and December 31, 2010
(Unaudited)

It is the Company’s policy to recognize interest and penalties related to unrecognized tax benefits in other expenses.  As of September 30, 2011 and December 31, 2010, the Company had no unrecognized tax benefits and no interest or penalties have been accrued or incurred.

2. Notes Receivable - Independent Contractor Financial Advisors

The notes receivable balance is composed of unsecured non-interest-bearing and interest-bearing loans (interest ranging from 0% - 6.25%) to the Company’s independent contractor financial advisors.  These notes have various schedules for repayment or forgiveness and mature at various dates through 2017.  The Company provides an allowance for doubtful accounts on its receivables from independent contractor financial advisors based on historical collection experience.  At September 30, 2011 and December 31, 2010, the Company reserved $526,500 and $749,830, respectively, against these notes.  Furthermore, the Company is continually evaluating its receivables for collectability and possible write-offs where a loss is deemed probable.

The carrying value of notes receivable from independent contractor financial advisors, which are recorded at cost, as of September 30, 2011 and December 31, 2010, is $23,999,210 and $16,740,471, respectively.  Fair value is $22,872,584 and $16,140,728, respectively, based on a valuation technique to convert future cash payments or forgiveness transactions to a single discounted present value amount.

3. Cash – Segregated Under Federal and Other Regulations

As of September 30, 2011 and December 31, 2010, cash received from customers of $78,765 and $72,979, respectively, has been segregated in a special account for the exclusive benefit of customers under the provisions of SEC Rule 15c3-3 Section (k)(2)(i).  Such amounts are promptly transmitted to the applicable counterparties.

4. Related-Party Transactions

The Company periodically advances excess funds to its affiliates or has amounts payable to affiliates for goods or services acquired through the affiliate.  The transactions recorded with the Company’s affiliates may not necessarily be representative of transactions recorded at arm’s length.  Amounts due to and from affiliates of the Company are settled periodically.

Prior to the sale of the Company to Ladenburg Thalmann, the Company had a line of credit agreement with Ameriprise Financial.  The line of credit was payable on demand and had a variable interest rate.  As of September 30, 2011 and December 31, 2010, this rate was 1.37% and 0.55%, respectively.  As of September 30, 2011 and December 31, 2010, borrowings under this agreement amounted to $5,000,000.

Amounts due from affiliates of the Company as of September 30, 2011 and December 31, 2010 are as follows:

	2011	2010
Ameriprise Financial – income taxes	$–	$1,625,489
Ameriprise Insurance Corporation (“AIC”) (errors and omissions insurance reimbursements)	328,235	1,555,691
	$328,235	$3,181,180

Amounts due to affiliates of the Company as of September 30, 2011 and December 31, 2010 are as follows:

	2011	2010
Ameriprise Financial – loan for global settlement	$123,000,000	$–
Ameriprise Financial – line of credit payable	5,000,000	5,000,000
Ameriprise Financial – stock options payable	1,748,962	654,167
Ameriprise Financial – income taxes payable	2,296,517	–
Ameriprise Financial – interest payable	283,414	–
Ameriprise Financial – other	263,248	–
	$132,592,141	$5,654,167

Securities America Financial Corporation
Notes to Condensed Consolidated Financial Statements
September 30, 2011 and December 31, 2010
(Unaudited)

Expenses to affiliates of the Company as of September 30, 2011 and December 31, 2010 are as follows:

	2011	2010
AIC (errors and omissions insurance)	$6,011,350	$7,540,000
Ameriprise Financial (interest)	329,826	48,868
Total expenses to affiliates	$6,341,176	$7,588,868

5. Income Taxes

Prior to the sale, the Company filed a consolidated federal and state income tax returns with the Parent which included the Parent and all of the Parent's subsidiaries.  The provision for current income taxes was determined on a separate entity basis, except that any benefit for losses was recognized only to the extent that they were utilized in the consolidated return.  Under a tax sharing agreement, prior to the sale of the Company, it was the policy of the Parent to reimburse the Company for any current tax benefits that could be recognized on a separate entity basis by the Company.  Deferred income taxes were recorded to reflect the tax consequences on future years of temporary differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.  State taxes were allocated to subsidiaries based on the subsidiaries' proportionate state liability.

The components of the provision for income taxes for the nine months ended September 30, 2011 and 2010 are as follows:

	2011	2010
Current income tax:
Federal	$(1,640,740)	$586,416
State and local	(157,662)	12,851
Total current income tax	(1,798,402)	599,267
Deferred income tax	5,584,522	313,224
Total income tax provision	$3,786,120	$912,491

The Company had approximately $6.5 million of permanent differences for the nine months ended September 30, 2011, which contributed to income tax expense.  The Company had a (payable) receivable from the Parent for federal income taxes of ($2,296,517) and $1,625,489 at September 30, 2011 and December 31, 2010, respectively.

Securities America Financial Corporation
Notes to Condensed Consolidated Financial Statements
September 30, 2011 and December 31, 2010
(Unaudited)

The significant components of the Company's deferred income tax assets and liabilities as of September 30, 2011 and December 31, 2010 are as follows:

	2011	2010
Deferred tax assets
Settlement agreements	$-	$47,159,430
Deferred compensation	6,914,758	11,324,838
Accrued settlements and legal fees	3,495,895	6,434,068
Payroll and stock-based compensation	864,193	1,036,005
Other	382,192	273,838
Total deferred tax assets	11,657,038	66,228,179

Deferred tax liabilities
Depreciation and software	(3,558,227)	(4,354,544)
Intangible assets	(961,927)	(534,479)
Total deferred tax liabilities	(4,520,154)	(4,889,023)
Net deferred tax assets	$7,136,884	$61,339,156

In connection with the $123 million settlement described in Note 8, the Company had a $47.2 million  deferred tax asset as of December 31, 2010.  The Company executed a dividend-in-kind to Ameriprise Financial on March 31, 2011 to distribute this deferred tax asset to the Parent.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company had no unrecognized tax benefits or related interest or penalties accrued for unrecognized tax benefits as of September 30, 2011 and December 31, 2010.

The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. Included in deferred tax assets as of December 31, 2010 is a significant deferred tax asset relating to the settlement agreements of $123 million that have been recognized for financial statement purposes, but was not yet deductible for tax return purposes prior to 2011. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if one is required. Consideration is given to, among others things in making this determination, a) future taxable income exclusive of reversing temporary differences and carry forwards, b) future reversals of existing taxable temporary differences, c) taxable income in prior carry back years, and d) tax planning strategies. Based on analysis of the Company's tax position, and the dividend-in-kind noted above, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of September 30, 2011 and December 31, 2010.

6. Deferred Compensation Plan

The Company has a deferred compensation plan which allows certain members of management and qualified, independent contractor financial advisors to defer a portion of their compensation and commissions.  Participants can elect various distribution options, but must be in the plan for five years before any distributions can be made.  The Company has purchased variable life insurance contracts with cash surrender values that are designed to replicate the gains and losses of the deferred compensation liability and are held in a consolidated Rabbi Trust.  The cash surrender values of the life insurance contracts held in the Rabbi Trust are intended to informally fund a portion of the deferred compensation liability.  The Company is the owner and beneficiary of these policies, for which the aggregated cash surrender value totaled $12,200,106 and $19,524,980 as of September 30, 2011 and December 31, 2010, respectively.  The deferred compensation liability of $18,625,861 and $29,537,147 as of September 30, 2011 and December 31, 2010, respectively, reflects the current value of the deferred compensation benefits, which is subject to change with market value fluctuations.  The deferred compensation liability is equal to the theorized value of the underlying employee investment fund elections in the plan.

Securities America Financial Corporation
Notes to Condensed Consolidated Financial Statements
September 30, 2011 and December 31, 2010
(Unaudited)

7. Fair Value of Assets and Liabilities

The following table presents the balances of securities owned at September 30, 2011 and December 31, 2010:

	2011	2010
Mutual fund investments	$21,744	$123,602
Credit enhanced mortgage-backed security investments	-	14,796,002
Auction rate securities	175,000	175,000
	$196,744	$15,094,604

The following table presents the balances of securities sold, not yet purchased at September 30, 2011 and December 31, 2010:

	2011	2010
Mutual fund investments	$322	$32,042
Municipal bond investments	10,155	43,850
	$10,477	$75,892

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis at September 30, 2011 and December 31, 2010:

	September 30, 2011
	Level 1	Level 2	Level 3	Total
Assets:
Mutual fund investments	$21,744	$-	$-	$21,744
Auction rate securities	-	-	175,000	175,000
Total assets at fair value	$21,744	$-	$175,000	$196,744

Liabilities:
Mutual fund investments	$322	$-	$-	$322
Municipal bond investments	-	10,155	-	10,155
Total liabilities at fair value	$322	$10,155	$-	$10,477

Securities America Financial Corporation
Notes to Condensed Consolidated Financial Statements
September 30, 2011 and December 31, 2010
(Unaudited)

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets:
Money market investments	$2,607,290	$-	$-	$2,607,290
Mutual fund investments	123,602	-	-	123,602
Credit enhanced mortgage-backed security investments	-	14,796,002	-	14,796,002
Auction rate securities	-	-	175,000	175,000
Total assets at fair value	$2,730,892	$14,796,002	$175,000	$17,701,894

Liabilities:
Mutual fund investments	$32,042	$-	$-	$32,042
Municipal bond investments	-	43,850	-	43,850
Total liabilities at fair value	$32,042	$43,850	$-	$75,892

The Company did not elect to apply fair value accounting for any of its existing eligible assets and liabilities and has no current plans to make the optional fair value election for any new financial instruments.

There were no transactions resulting in realized or unrealized gains in Level 3 assets or liabilities during the nine months ended September 30, 2011 and fiscal 2010.  There were no transfers between levels during 2011 and 2010.

Balance at January 1, 2010	$175,000
Purchases	-
Gains/losses	-
Transfers in/(out)	-
Balance at December 31, 2010	$175,000
Purchases	-
Gains/losses	-
Transfers in/(out)	-
Balance at September 30, 2011	$175,000

8. Commitments and Contingencies

In the normal course of business, the Company is involved in legal, regulatory and arbitration proceedings, including class actions, primarily concerning matters arising in connection with the conduct of its broker-dealer activities.  These include proceedings specific to the Company, as well as proceedings generally applicable to business practices in the industries in which it operates.  Uncertain economic conditions, heightened and sustained volatility in the financial markets, and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the financial services industry generally.

As with other financial services firms, the level of regulatory activity and inquiry concerning the Company's businesses remains elevated.  From time to time, the Company receives requests for information from, and/or has been subject to examination or claims by, the SEC, FINRA, state securities regulators, state attorneys general and various other governmental and quasi-governmental authorities on behalf of themselves or clients concerning the Company's business activities and practices, and the practices of the Company's financial advisors.  The number of reviews and investigations has increased in recent years with regard to many firms in the financial services industry, including the Company.  The Company has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

Securities America Financial Corporation
Notes to Condensed Consolidated Financial Statements
September 30, 2011 and December 31, 2010
(Unaudited)

These legal and regulatory proceedings and disputes are subject to uncertainties and, as such, the Company may be unable to estimate the possible loss or range of loss that may result.  An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company's condensed consolidated financial condition or results of operations.

In July 2009, two issuers of private placement interests (Medical Capital Holdings, Inc./Medical Capital Corporation and affiliated corporations and Provident Shale Royalties, LLC and affiliated corporations) sold by the Company were the subject of SEC actions against those entities and individuals associated with them, which has resulted in the filing of several putative class action lawsuits naming both the Company and Ameriprise Financial, as well as related regulatory inquiries.

Approximately $400 million of Medical Capital and Provident Shale investments made by the Company’s clients are outstanding and currently in default.  On January 26, 2010, the Commonwealth of Massachusetts filed an Administrative Complaint against the Company.  A significant volume of FINRA arbitrations have been brought against the Company.  Several of them were individually settled and there was one adverse ruling.  The putative class actions and arbitrations generally allege violations of state and/or federal securities laws in connection with the Company's sales of these private placement interests.  These actions were commenced in September 2009 and thereafter.  The Medical Capital-related class actions were centralized and moved to the Central District of California by order of the United States Judicial Panel on Multidistrict Litigation under the caption “In re: Medical Capital Securities Litigation.”  The Provident Shale-related class actions remain pending in Texas federal court.  On June 22, 2010, the Liquidating Trustee of the Provident Liquidating Trust filed an adversary action ("Liquidating Trustee Action") in the Provident bankruptcy proceeding naming the Company on behalf of both the Provident Liquidating Trust and a number of individual Provident investors who are alleged to have assigned their claims.  The Liquidating Trustee Action generally alleges the same types of claims as are alleged in the Provident class actions, as well as a claim under the Bankruptcy Code.  The Liquidating Trustee Action has been moved from bankruptcy court to the Texas federal court with the other Provident class actions.

On January 24, 2011, the Medical Capital Class Action was temporarily transferred to the Northern District of Texas (the “Court”), where the Provident class action was pending, so that coordinated settlement negotiations could be conducted under that single Court's supervision.  On February 17, 2011, the named plaintiffs to the class actions filed with the Court a Settlement Agreement and Motion for Preliminary Approval of Class Action Settlement, seeking the court’s approval of agreed-upon settlement terms.  On March 18, 2011, the Court declined to grant preliminary approval of that settlement.  On April 15, 2011, the Company entered into new settlement agreements which, in exchange for release of pending arbitration and litigation claims (including certain class action claims pending against the Company and the claims brought by the Liquidating Trustee), provide for the payment of a total of $123 million.  The new settlements were subject to certain conditions, including participation requirements for claimants to be covered by the settlements, and preliminary and final review and Court approval of the class action settlement.  The Court granted preliminary approval of the settlement after a hearing on April 29, 2011, and on July 27, 2011 the Final Approval Hearing was held, at which the judge stated that he would give final approval to the class action settlement agreement.  The Court issued an order approving the class action settlement on August 4, 2011, and since no appeal was filed, all payments due were fully paid shortly thereafter.

A related Administrative Complaint brought against the Company by the Commonwealth of Massachusetts on January 26, 2010, was also settled on May 24, 2011 with an agreement to pay $2.8 million to Massachusetts investors.  Including another $13.0 million in other legal reserves as of December 31, 2010, the matters described here collectively total $138.8 million as of December 31, 2010, and are included in special reserves on the condensed consolidated statements of financial condition.  The expense associated with the special reserves discussed above has been recognized in legal settlements in the year ended December 31, 2009, the year in which the case was filed in accordance with ASC 855 “Subsequent Events”.

Securities America Financial Corporation
Notes to Condensed Consolidated Financial Statements
September 30, 2011 and December 31, 2010
(Unaudited)

In April 2011, the Company entered into an agreement with Ameriprise Financial, whereby Ameriprise Financial agreed to loan the Company approximately $123 million to fund the legal settlements discussed above, subject to the expiration of the appeals period.  In November 2011, the Company entered into another agreement with Ameriprise Financial, whereby Ameriprise Financial released the Company from all obligations with respect to the repayment of the $123 million loan.

9. Concentration of Credit Risk

The Company uses two third-party clearing brokers.  Cash and financial instruments held at the Company’s clearing brokers collateralize amounts due to the clearing brokers, if any, and may serve to satisfy regulatory or clearing broker margin requirements.  In the event these clearing brokers do not fulfill their obligations, the Company may be exposed to risk.  This risk of default also depends on the creditworthiness of the counterparties to each of these transactions.  The Company attempts to minimize these credit risks by monitoring the creditworthiness of its clearing brokers.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.  The Company has not experienced and does not expect to experience any losses in such accounts.

Management believes that the Company is not exposed to any significant credit risk as a result of its monitoring procedures and the nature of its financial instruments.

10. Subsequent Events

The Company has evaluated events or transactions that may have occurred after the date of the consolidated statement of financial condition for potential recognition or disclosure.  During the third quarter of 2011, Ameriprise Financial signed a definitive agreement to sell the Company to Ladenburg Thalmann for $150 million in cash and potential future payments if the Company reaches certain financial criteria.  The sale closed on November 4, 2011.  Other than these events and those already disclosed in other notes to the consolidated financial statements, no other events or transactions require disclosure.

Subsequent events have been evaluated through the date the report was available to be issued.